Trade and other payables	3 Months Ended
Mar. 31, 2023
Trade and other payables.
Trade and other payables

11. Trade and other payables

Trade and other payables are all due within one year amounting to EUR 14,973k (December 31, 2022: EUR 73,463k). During the three months ended March 31, 2023, the decrease of EUR 58,490k in trade and other payables was primarily due payments to raw material suppliers for invoices received before December 31, 2022.